SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 22, 2001


                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


    1-06544                                           74-1648137
(Commission File Number)                   (IRS Employer Identification No.)


                 1390 Enclave Parkway Houston, Texas 77077-2099
          (Address of principal executive offices, including zip code)


                                 (281) 584-1390
              (Registrant's telephone number, including area code)


                        --------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On January 22 2001, SYSCO Corporation ("SYSCO") issued a press release announcing the execution of a Merger Agreement and Plan of Reorganization with Guest Supply, Inc. SYSCO hereby incorporates by reference herein the information set forth in its Press Release dated January 22, 2001, a copy of which is attached hereto as Exhibit 99.1.

Except for the historical information contained in this report, the statements made by SYSCO are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. SYSCO's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For further information on other risk factors, please refer to the "Risk Factors" contained in SYSCO's Annual Report on Form 10-K for the fiscal year ended July 1, 2000 as filed with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits.

         (a)    Financial Statements.

                Not applicable.

          (b)   Pro Forma Financial Information.

                Not applicable.

          (c)   Exhibits.

                Exhibit Number              Description
                --------------              -----------
                99.1                        Press Release dated January 22, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SYSCO CORPORATION



Date:  January   22, 2001           By:  /s/ Michael C. Nichols
               ------                  -----------------------------------------
                                    Name:    Michael C. Nichols
                                    Title:   Vice President and General Counsel

                                  EXHIBIT INDEX



Exhibit Number          Description                                 Page
--------------          -----------                                 ----
99.1                    Press Release dated January 22, 2001          5